UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2009

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 6, 2009, QuadraMed Corporation (the “Company”) issued a press release announcing earnings and other financial results for its fiscal quarter ended March 31, 2009. In addition, the press release announced that management would review these results in an investment community conference call at 5:00 PM Eastern (2:00 PM Pacific) on May 6, 2009.

Copies of the press release and the transcript of this conference call are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference in response to this Item 2.02.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 12, 2009 and effective as of April 29, 2009, the Company entered into a second amendment of the employment agreement (the “Amendment”) between the Company and its Senior Vice President, Chief Technology Officer, James R. Klein, effective August 1, 2005 and previously amended on March 26, 2008. The Amendment provides severance payments upon an involuntary termination of Mr. Klein’s employment other than in connection with a change in control of the Company or a termination for cause that mirror those in the employment agreements of the Company’s other named executive officers. The revised severance provisions provide if Mr. Klein’s service is involuntarily terminated (other than in connection with a change in control or a termination for cause), Mr. Klein will receive severance benefits as follows:

•	12 months of his then-current annual base salary, payable in 12 monthly installments following the date of such involuntary termination;

•

his bonus payable under the applicable Incentive Compensation Plan or successor plan (“ICP”) for the year in which such involuntary termination occurred (calculated as if Mr. Klein fully achieved any goals necessary for his target ICP bonus and based upon the Company’s actual achievement of its goals under the ICP), pro-rated through the date of such termination. Such amount will be paid in a lump sum when the Company pays ICP bonuses to other eligible employees for service in the year of Mr. Klein’s termination, but in no event later than March 15th of the year following the year of Mr. Klein’s involuntary termination; and

•	12 months of the same health benefits to which Mr. Klein (and his dependents, as applicable) had been entitled as an employee.

The full text of the Amendment is attached hereto as Exhibit 99.3 and is incorporated herein by reference in response to this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 99.1	QuadraMed Corporation Press Release, dated May 6, 2009.

Exhibit 99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated May 6, 2009.

Exhibit 99.3	Second Amendment to Employment Agreement dated May 12, 2009, between James R. Klein and QuadraMed Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2009

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza,
Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated May 6, 2009.

99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated May 6, 2009.

99.3	Second Amendment to Employment Agreement dated May 12, 2009, between James R. Klein and QuadraMed Corporation.